                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                           -------------------------


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               February 26, 2001
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         Delaware                      000-27855                  91-1901482
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
    of Incorporation)                                        Identification No.)


                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
--------------------------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)



                                (425) 482-7000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events

     On February 26, 2001, Data Critical Corporation (the "Company") announced that Jeffrey S. Brown resigned as President and Chief Executive Officer of the Company. The Company also announced that Mr. Brown will continue to serve as a member of the Board of Directors of the Company and will serve as Chairman thereof, and that Dr. David Albert will serve as Chairman Emeritus of the Board of Directors. In addition, the Company announced that Richard Earnest, a member of the Company's Board of Directors, will serve as interim Chief Executive Officer of the Company and that a search for a permanent Chief Executive Officer has been initiated.

     On February 26, 2001, the Company issued a press release announcing these events. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits

          99.1   Press Release dated February 26, 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DATA CRITICAL CORPORATION


Dated:  February 27, 2001                  By  /s/  Michael E. Singer
                                              ---------------------------------
                                              Michael E. Singer
                                              Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit Number      Description
--------------      -----------

    99.1            Press Release dated February 26, 2001.